Exhibit 99.4

STATE OF SOUTH CAROLINA	)
)	IN THE COURT OF COMMON PLEAS
COUNTY OF GREENVILLE	)	FOR THE THIRTEENTH JUDICIAL CIRCUIT

VERNON A. MERCIER, Individually and	)	C.A. No. 2008-CP-23-8395
Derivatively on Behalf of Nominal Defendant	)
THE SOUTH FINANCIAL GROUP, INC.	)
)
Plaintiff,	)
)
v.	)
)
MACK I. WHITTLE, JR., WILLIAM P. BRANT,	)
J.W. DAVIS, M. DEXTER HAGY, WILLIAM S.	)
HUMMERS, III, CHALLIS M. LOWE, DARLA	)
D. MOORE, JON W. PRITCHETT, H. EARLE	)
RUSSELL, JR., EDWARD J. SEBASTIAN,	)
JOHN C.B. SMITH, JR., WILLIAM R.	)
TIMMONS, III, and DAVID C. WAKEFIELD, III,	)
)
Defendants,	)
)
and	)
)
THE SOUTH FINANCIAL GROUP, INC.,	)
)
Nominal Defendant.	)

__________________________________________        )

JOHN S. McMULLEN, on Behalf of ANDROS	)	C.A. No. 2008-CP-23-8914
ASSOCIATES, INC., Derivatively on Behalf of	)
THE SOUTH FINANCIAL GROUP, INC.	)
)
Plaintiff,	)
)
v.	)
)
MACK I. WHITTLE, JR., JOHN C.B. SMITH, JR.,	)
WILLIAM P. BRANT, J.W. DAVIS, M. DEXTER	)
HAGY, MICHAEL R. HOGAN, WILLIAM S.	)
HUMMERS, III, CHALLIS M. LOWE, DARLA	)
D. MOORE, JON W. PRITCHETT, H. EARLE	)
RUSSELL, JR., EDWARD J. SEBASTIAN,	)
WILLIAM R. TIMMONS, III, DAVID C.	)
WAKEFIELD, III, AND WILLIAM P.	)
CRAWFORD, JR.,	)

          )

Defendants,	)
)
and	)
)
THE SOUTH FINANCIAL GROUP, INC.,	)
)
Nominal Defendant.	)

__________________________________________        )

NOTICE OF PENDENCY AND SETTLEMENT OF ACTIONS

AND OF SETTLEMENT HEARING

TO: ALL HOLDERS OF THE COMMON OR PREFERRED STOCK OF THE SOUTH FINANCIAL GROUP, INC. (“TSFG” OR “COMPANY”) OF RECORD OR BENEFICIALLY AT ANY TIME FROM NOVEMBER 7, 2008 THROUGH APRIL 1, 2009, AND THEIR SUCCESSORS IN INTEREST AND TRANSFEREES, IMMEDIATE AND REMOTE, AND ANY CURRENT STOCKHOLDERS OF TSFG. PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY. YOUR RIGHTS WILL BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF TWO SHAREHOLDER ACTIONS AND CLAIMS ASSERTED THEREIN.

I.	WHY THIS NOTICE IS BEING PROVIDED

You are receiving this Notice of Pendency and Settlement of Actions and of Settlement Hearing (“Notice”) pursuant to South Carolina Rule of Civil Procedure 23 and an Order of the Court of Common Pleas for the Thirteenth Judicial Circuit, Greenville County, South Carolina (the “Court”). The purpose of this Notice is to advise you that shareholder actions are now pending in the Court relating to TSFG and that the Parties thereto have entered into a Stipulation of Compromise and Settlement (the “Stipulation”), dated as of March 31, 2009 (the “Stipulation Date”) which is on file with the Court, reflecting a settlement (the “Settlement”), subject to Court approval, which would fully, finally and forever resolve the Actions on the terms and conditions summarized in this Notice and that a settlement hearing (the “Settlement Hearing”) will be held on May 21, 2009 at 9:30 a.m., before the Honorable Edward W. Miller at the Greenville County Courthouse, 305 East North Street, Greenville, South Carolina 29601.

THIS IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR ANY DEFENSES ASSERTED BY ANY PARTY IN THE ACTIONS, OR THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED SETTLEMENT.

II.	BACKGROUND – WHAT THIS SETTLEMENT IS ABOUT

On November 7, 2008, an action captionedMercier v. Whittle, et al., C.A. No. 2008-CP-23-8395 was filed with the Court (the “Mercier Action”). The Mercier Action was brought by a shareholder of TSFG, both derivatively on behalf of Nominal Defendant TSFG and as a putative class action on behalf of its stockholders and alleges, among other things, that the Board of Directors of TSFG (the “Board”) improperly accelerated the retirement of TSFG’s founder, Chief Executive Officer (“CEO”) and Chairman of the Board, Mack Whittle, Jr. (“Whittle”) and breached fiduciary duties by overcompensating Whittle. On November 26, 2008, an action captioned McMullen v. Whittle, et al., C.A. No. 2008-CP-23-8914, also brought derivatively on behalf of TSFG, was filed with the Court (the “McMullen Action,” and together with the Mercier Action, the “Actions”). The McMullen Action asserts substantially similar derivative claims and other derivative claims against substantially similar Defendants as those asserted in the Mercier Action; however, the McMullen Action does not assert class action claims. The individuals included as Defendants in addition to nominal defendant TSFG are Whittle, William P. Brant, J.W. Davis, M. Dexter Hagy, William S. Hummers, III, Challis M. Lowe, Darla D. Moore, Jon W. Pritchett, H. Earle Russell, Jr., Edward J. Sebastian, John C.B. Smith, Jr., William R. Timmons, III, David C. Wakefield, III, Michael R. Hogan and William P. Crawford, Jr.

The Parties have reached an agreement in principle providing for the Settlement on the terms and conditions contained in the Stipulation. The Parties believe the Settlement is in the best interests of the Parties and TSFG stockholders. As a part of the Settlement, the Actions will be dismissed.

Plaintiffs and their counsel believe that the claims asserted in the Actions have merit. Nevertheless, Plaintiffs and their counsel, considering the Settlement’s terms and the significant risks associated with the Plaintiffs’ claims in the Actions, believe that the Settlement, described below, is in the best interests of the Company and its shareholders. Plaintiffs’ Counsel have evaluated information made available in the settlement negotiations, and have taken into account the risks and uncertainties of the continued prosecution of the Actions. Plaintiffs and their counsel believe that the Settlement’s terms have materially benefitted, and will continue to materially benefit, TSFG. They have balanced these benefits against the risks of continued litigation which include, among other things: the uncertainty and difficulty of (i) overcoming Defendants’ motions to dismiss; (ii) prevailing on the merits of the claims asserted in the Actions; (iii) proving liability and non-exculpated damages at trial; and (iv) prevailing on post-trial motions and likely appeals. Plaintiffs’ Counsel have also taken into consideration the value of timely relief versus the delay of protracted litigation, and the substantial time and expense that would be incurred by the Company. Based upon their consideration of all of these factors, Plaintiffs and their counsel believe that the Settlement is in the best interests of the Company and its stockholders.

Defendants deny any and all liability to Plaintiffs and the Company. Defendants deny that any of the claims asserted in the Actions have merit and have agreed to settle the Actions to avoid the expense and burdens and risks associated with further litigation of the Actions. TSFG is entering into the Settlement for the further reason that it believes that the Settlement confers substantial benefits upon TSFG and its stockholders and is in the best interests of TSFG and its stockholders.

There will be no claims procedure and no payments will be made to any TSFG stockholder.

III.	WHAT CLASS CERTIFICATION IS

For purposes of the Settlement, the Court has preliminarily certified a non-opt-out Class consisting of all holders of TSFG common or preferred stock of record or beneficially at any time from November 7, 2008 through April 1, 2009, and their successors in interest and transferees, immediate and remote, other than Defendants and any person, firm, trust, corporation, or other entity related to or affiliated with any of the Defendants (the “Settlement Class”). If you fit within this definition of the Settlement Class, you will be considered a member of the Class (“Class Member”).

IV.	TERMS OF THE PROPOSED SETTLEMENT

TSFG acknowledges that the pendency and prosecution of the Actions was a substantial and material causal factor contributing to the remedies achieved through the Settlement, including but not limited to, the following1:

-

Defendant Whittle will contribute to the Company $250,000 by reducing the aggregate amount due to be paid to him on April 28, 2009 under the existing severance agreement between the Company and Whittle.

-	Defendant Whittle shall resign from the Board, effective as of the date the Court approval of the Settlement becomes Final.
-	The Board shall add an additional independent[2] director with a background in financial

_________________________

1  Items marked with an asterisk (*) will be effective for five years. In addition, the non-monetary obligations and commitments in the Settlement shall terminate in the event of any merger, share exchange or other business combination transaction to which TSFG is a party unless TSFG is the surviving company in the transaction, remains a public reporting company following consummation of the transaction and the beneficial holders of securities of TSFG generally entitled to vote in the election of directors ("Voting Securities") as of immediately before such transaction continue to own beneficially, immediately after consummation of such transaction, more than 65% of the then-outstanding Voting Securities of TSFG in substantially the same proportions as their ownership immediately prior to such transaction.

2  Any references herein to “independence” or “independent” herein shall mean such term as defined in applicable NASDAQ rules.

services. The Company will seek to speak with shareholders, other than index funds, beneficially holding greater than 5% of the Company’s common stock to solicit their suggestions for an appropriate person to fill this position. Although the Board does not commit to nominate any particular person recommended, it shall duly consider nominating any such person.

-	Seventy-five percent (75%) of the Board shall be comprised of independent directors.*

-

The chairman of the Board (i) shall be independent; (ii) shall be elected by secret ballot of the Board annually; and (iii) shall be limited to four (4) consecutive years of service as Board Chairman.*

-

If in the future TSFG is required to prepare an accounting restatement to correct a material accounting error included in a report on Form 10-Q or Form 10-K, a committee of independent directors shall determine whether the restatement was caused by misconduct of any Section 16 officer of TSFG[3]. If the committee of independent directors determines that misconduct of any such officer caused the restatement, the Board shall require such officer to return to TSFG:

a)

Any bonus or other incentive-based or equity-based compensation received by that person from TSFG during the 12-month period following the first public issuance or filing with the SEC (whichever first occurs) of the financial document embodying such financial reporting requirement; and

b)	Any profits realized from the sale of securities of TSFG during that 12-month period.

The committee of independent directors’ conclusions and determinations concerning its findings relating to misconduct and any required remediation will be disclosed in an appropriate filing with the SEC. By agreeing to this item, the Company does not imply that the Company believes that it is or will be required to prepare any accounting restatement to correct an accounting error.*

-

TSFG will submit an advisory “say on pay” provision in its proxy statement this proxy year and in each subsequent year until the later of five years (i.e., ending with the proxy statement for the 2013 annual meeting) or three years after the Company satisfies its financial obligation to the federal government, thereby releasing itself from the TARP-mandated say-on-pay requirement. TSFG will include a Compensation Discussion and Analysis that in general provides the same level of detail and disclosure as is set forth in RiskMetrics’ April 23, 2008 proxy statement.[4]

-

The Company will commit to hold, at least twice per year, an open conference call to which all shareholders beneficially holding in excess of 3% of the Company’s common stock (who make filings under Section 13 of the Exchange Act; calculated on a fully diluted basis) may call in and speak with management about any matter reasonably and materially related to the Company’s business, subject to reasonable time and decorum

_________________________

3  “Section 16 officer” means “officer” as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934 as amended, and includes the president, the principal financial officer, the principal accounting officer, and any vice president in charge of a principal business unit, division, or function.

4  See RiskMetrics Group, Inc., Proxy Statement (Form DEF 14A), at 17-30 (Apr. 23, 2008).

limits.*

-

When new independent board members are nominated to fill newly created positions or to replace incumbent board members who are leaving the board, the Board or the appropriate Board committee will also commit to seek to speak with shareholders, other than index funds, beneficially holding greater than 5% of the Company’s common stock to solicit their suggestions for appropriate persons to fill these positions. Although the Company does not commit to nominate any particular person suggested, it shall duly consider nominating any such person.*

V.	WHAT CLAIMS THE SETTLEMENT WILL RELEASE

The terms of the release and the discharge of claims are set forth in the Stipulation. The following is only a summary. Pursuant to the terms of the Settlement, the Actions shall be dismissed with prejudice, and the Plaintiffs and TSFG shall be deemed to have fully, finally, and forever released and discharged the Released Derivative Claims (as defined in the Stipulation) against the Released Defendant Persons (as defined in the Stipulation), and the Plaintiffs and TSFG will be forever barred from seeking other or further relief on such claims against the Released Defendant Persons. The Released Class Claims (as defined in the Stipulation) will also be fully, finally, and forever released and discharged, and the Class Members will be forever barred from seeking other or further relief on such claims against the Released Defendant Persons. In addition, the Settlement will release all claims by the Defendants against Plaintiffs’ Counsel related to their bringing and prosecuting the Actions and all claims by Plaintiffs against Defendants’ Counsel related to their defense of the Actions.

“Released Derivative Claims,” “Released Class Claims,” and “Released Defendant Persons” are terms fully defined in the Stipulation. In summary, “Released Derivative Claims” means all claims that may be asserted derivatively on behalf of TSFG related in any way to the subject matter of the Actions or the compensation and benefits provided to Whittle by the Company, the Company’s reimbursement of Whittle’s expenses, or Whittle’s severance package. “Released Class Claims” have the same meaning as “Released Derivative Claims” except that “Released Class Claims” are claims of Class Members rather than derivative claims on behalf of TSFG. “Released Defendant Persons” means the Defendants, their respective predecessors, successors, parents, subsidiaries, affiliates, and their and each Defendant’s respective officers, employees, agents, attorneys, advisors, accountants, directors, heirs, personal representatives, beneficiaries and assigns.

VI.	ATTORNEYS’ FEES AND EXPENSES

At the Settlement Hearing, Plaintiffs’ Counsel will request that the Court approve the agreed-to fees (“Fees”) for their efforts in filing, prosecuting and settling the Actions. The Fees shall be in an amount of $500,000, subject to Court approval, to be paid $200,000 by TSFG in the form of TSFG common stock, valued based on the average closing price of the TSFG common stock for the 10 trading day period ending the trading day immediately preceding the final settlement hearing, and $300,000 paid in cash on behalf of the Individual Defendants by the Company’s D & O insurance carrier. Plaintiffs’ Counsel has not received any fee to date, nor have they been reimbursed for their out-of-pocket expenses. The Fees would compensate Plaintiffs’ Counsel for the benefits achieved in the Actions and the risks Plaintiffs’ Counsel undertook to represent the Plaintiffs on a fully-contingent basis.

VII.	SETTLEMENT HEARING AND YOUR RIGHT TO BE HEARD

The Settlement Hearing will be held before the Honorable Judge Edward W. Miller of the Greenville County Court of Common Pleas, at the Greenville County Courthouse, 305 East North Street, Greenville, South Carolina 29601, on May 21, 2009, at 9:30 a.m. The Court may continue or adjourn the Settlement Hearing without any further notice of any kind, other than an order prior to or at the Settlement Hearing or subsequent adjournment of the Settlement Hearing. The purpose of the Settlement Hearing is: (a) to determine whether the proposed Settlement is fair, reasonable, adequate, and in the best interests of TSFG and its current stockholders and should be finally approved by the Court; (b) to determine whether the Court should certify the Settlement Class in the Mercier Action; (c) to determine whether the Court should enter the Final Order and Judgment as provided in the Stipulation (i) in both Actions dismissing and releasing the Released Derivative Claims against the Released Defendant Persons with prejudice against the Plaintiffs and TSFG and (ii) in the Mercier Action dismissing and releasing the Released Class Claims against the Released Defendant Persons with prejudice against the Settlement Class; (d) if the Settlement is approved, to consider the appropriate award to be made to Plaintiffs’ Counsel for attorneys’ fees and expenses; and (f) to rule upon such other matters as the Court may deem appropriate or may properly come before the Court. The Court may approve the Settlement, with such modifications as may be agreed to by counsel for the Parties to the Settlement consistent with the Settlement, enter a final judgment, and order the payment of attorneys’ fees, with or without further notice of any kind.

Current TSFG common and preferred stockholders who comply with the procedures set forth below for making an appearance (personally or through counsel) may be heard to the extent allowed by the Court regarding the fairness, reasonableness, and adequacy of the Settlement of the derivative claims and Plaintiffs’ Counsel fee petitions. Class Members who comply with the procedures set forth below for making an appearance (personally or through counsel) may be heard to the extent allowed by the Court regarding the fairness, reasonableness, and adequacy of the Settlement of the Class claims and Plaintiffs’ Counsel fee petitions. Attendance at the Settlement Hearing is not necessary in order for the objection to be considered by the Court; however, persons wishing to be heard orally in opposition to the approval of the Settlement are required to indicate in their written objection their intention to appear at the hearing. To the extent that the Court allows TSFG stockholders and Class Members to be heard, they will be heard at the Settlement Hearing. You are not required to retain your own counsel, but if you choose to do so, it will be at your own expense. In no event shall any person be heard in opposition to the Settlement, and in no event shall any paper or brief submitted by any such person be accepted or considered by the Court, unless by May 7, 2009 such person (i) files with the Clerk of the Court at the address below notice stating such person’s intention to appear or not appear at the Settlement Hearing, showing proof that such person is a TSFG stockholder or was a stockholder during the pertinent time period, including the number of shares of TSFG common or preferred stock held and the date of purchase, and providing a detailed statement of all the bases and reasons for the person’s objections or comments upon the Settlement, Plaintiffs’ Counsel’s request for attorneys’ fees and reimbursement of expenses, or any other matter before the Court and the identities of any witnesses that such person plans to call at the Settlement Hearing, and any supporting papers, including all documents and writings that the person desires the Court to consider in support of any objection, and (ii) simultaneously serves by first class mail copies of such notice, proof, statement and documentation, together with copies of any other papers or briefs such person files with the Court, upon each of the counsel listed below:

Michael J. Hynes BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP 280 King of Prussia Road Radnor, Pennsylvania, 19087 Counsel for Plaintiff Mercier	Badge Humphries MOTLEY RICE LLC 28 Bridgeside Blvd. Mt. Pleasant, SC 29464 Counsel for Plaintiff McMullen
Henry L. Parr, Jr. WYCHE BURGESS FREEMAN & PARHAM, P.A. 44 East Camperdown Way, 29601 Post Office Box 728 Greenville, SC 29602–0728 Counsel for Defendants other than Mr. Whittle	William W. Wilkins NEXSEN PRUET LLC 55 E. Camperdown Way Suite 400 Greenville, SC 29601 Counsel for Defendant Mack I. Whittle, Jr.

Any stockholder of TSFG or Class Member who does not timely and properly make his, her or its objection to the Settlement as set forth above shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the proposed Settlement or Plaintiffs’ Counsel’s fee petitions and shall otherwise be bound by any judgment entered in the Actions and by any releases given.

VIII.	NOTICE TO BANKS, BROKERS, AND OTHER NOMINEES

If you hold TSFG common or preferred stock for the benefit of another, you are directed to provide copies of this Notice to such beneficial owners, postmarked no more than ten (10) days after receipt of this Notice.

IX.	FURTHER INFORMATION

The description of the Settlement provided above is incomplete. For a complete description of the Settlement terms, please see the Stipulation which is available as an exhibit to TSFG’s April ☐, 2009 Form 8-K filing with the Securities and Exchange Commission and can be accessed electronically on TSFG’s corporate website. Alternatively, you may obtain a copy of the Stipulation by contacting the counsel for Plaintiffs listed below. Further information regarding the Actions, the Settlement, and this Notice may also be obtained by contacting counsel for Plaintiffs:

Michael J. Hynes

BARROWAY TOPAZ KESSLER

MELTZER & CHECK, LLP

280 King of Prussia Road

Radnor, Pennsylvania 19087

Counsel for Plaintiff Mercier

Badge Humphries

MOTLEY RICE LLC

28 Bridgeside Blvd.

Mt. Pleasant, SC 29464

Counsel for Plaintiff McMullen

The pleadings, including the Stipulation and other records of the Actions, may be examined and copied at any time during regular office hours at:

Clerk of the Court

Greenville County Courthouse

305 East North Street

Greenville, South Carolina 29601

Please Do Not Telephone the Court or the Clerk’s Office Regarding this Notice.

DATED:	April 1, 2009

BY ORDER OF THE GREENVILLE COUNTY COURT

OF COMMON PLEAS FOR THE THIRTEENTH JUDICIAL

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